Statement of Additional Information (SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2013)

American Century Capital Portfolios, Inc. (SAI dated March 1, 2014)

American Century Capital Portfolios, Inc. (SAI dated July 26, 2013)

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2014)

American Century Government Income Trust (SAI dated August 1, 2013)

American Century Growth Funds, Inc. (SAI dated December 1, 2013)

American Century International Bond Funds (SAI dated November 1, 2013)

American Century Investment Trust (SAI dated July 26, 2013)

American Century Municipal Trust (SAI dated October 1, 2013)

American Century Mutual Funds, Inc. (SAI dated March 1, 2014)

American Century Quantitative Equity Funds, Inc. (SAI dated October 31, 2013)

American Century Target Maturities Trust (SAI dated February 1, 2014)

Supplement dated March 14, 2014

The following replaces the entry for Maryanne L. Roepke in the Officers table:

Amy D. Shelton (1964)	Chief Compliance Officer since 2014

Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-81893 1403